                             INDEX TO EXHIBITS

                                                  SEQUENTIALLY
EXHIBIT                                            NUMBERED
NUMBER                   EXHIBITS                    PAGE
- -------                  --------                 ------------
 2(a)          Purchase Agreement dated November
               6, 1985, among the Company, its
               utility subsidiaries and Topeka
               Group Incorporated, including as
               exhibits thereto the form of
               Deltona Warrant, the form of
               Utility Subsidiary Warrant and the
               form of Security Agreement.
               Incorporated herein by reference to
               Exhibit 2(a) to the Company's
               Quarterly Report on Form 10-Q for
               the quarter ended September 30,
               1985.

 2(b)          Stock Redemption and Stock Purchase
               Agreement dated November 8, 1985,
               by and among the Company, its
               utility subsidiaries and Topeka
               Group Incorporated, including as an
               exhibit the specimen Articles of
               Amendment of Deltona Utilities,
               Inc.  Incorporated herein by
               reference to Exhibit 2(b) to the
               Company's Quarterly Report on Form
               10-Q for the quarter ended
               September 30, 1985.

 2(c)          Agreement dated November 17, 1987
               modifying the November 6, 1985
               Purchase Agreement among the
               Company, its utility subsidiaries
               and Topeka Group, Incorporated,
               including as an exhibit thereto a
               specimen Amended Stock Redemption
               and Stock Purchase Agreement by and
               among the Company, its utility
               subsidiaries and Topeka Group,
               Incorporated.*

 3(a)          Restated Certificate of
               Incorporation and Certificate of
               Designation, Preferences and Rights
               relating to the Series A Cumulative
               Preferred Stock of the Company.*

 3(b)          By-laws of the Company. ++

 4(a)          Fifth Amended and Restated Credit
               and Security Agreement dated as of
               March 25, 1987, between the
               Company, certain subsidiaries of
               the Company, Citibank, N.A., and
               certain other banks.  Incorporated
               herein by reference to Exhibit 4(a)
               to the Company's Quarterly Report
               on Form 10-Q for the quarter ended
               March 27, 1987.

 4(b)          Modification Agreement, dated June
               30, 1988, to Exhibit 4(b).
               Incorporated by reference to
               Exhibit 4 to Company's Quarterly
               Report on Form 10-Q for the quarter
               ended June 24, 1988.

 4(c)          Extension of Maturity Date, dated
               January 30, 1989, to Exhibit
               4(b).***

 4(d)          Extension of Maturity Date, dated
               January 31, 1990, to Exhibit
               4(b).****

 4(e)          Conveyance Agreement between the
               Company, certain subsidiaries of
               the Company, Citibank, N.A., and
               certain other banks.  Incorporated
               herein by reference to Exhibit 4 to
               the Company's Quarterly Report on
               Form 10-Q for the quarter ended
               September 27, 1991.

 4(f)          Sixth Amended and Restated Credit
               and Security Agreement dated as of
               June 18, 1992, between the Company,
               certain subsidiaries of the
               Company, Citibank, N.A., and
               certain other banks, including
               therewith the Receivables Sharing
               Agreement and the form of Warrant
               issued to the banks.++

                         (64)

                                                  SEQUENTIALLY
EXHIBIT                                            NUMBERED
NUMBER                   EXHIBITS                    PAGE
- -------                  --------                 ------------
 4(g)          Option granted to Selex Sittard
               B.V., dated June 19, 1992.
               Incorporated by reference to
               Exhibit 4 to Company's Quarterly
               Report on Form 10-Q for the quarter
               ended June 26, 1992.

 4(h)          Waiver and Relinquishment by Selex
               Sittard B.V., dated September 14,
               1992, as to certain shares under
               option pursuant to that Option
               granted Selex Sittard B.V. on June
               19, 1992.  Incorporated by
               reference to Exhibit 4 to Company's
               Quarterly Report on Form 10-Q for
               the quarter ended September 25,
               1992.

 4(i)          Seventh Amendment to Credit and
               Security Agreement dated December
               2, 1992 by and among Yasawa
               Holdings, N.V., the Company and
               certain subsidiaries of the
               Company. +++

 4(j)          Warrant Exercise and Debt Reduction
               Agreement dated December 2, 1992 by
               and between the Company and Yasawa
               Holdings, N.V. +++

 4(k)          Loan Agreement dated April 30, 1993
               between the Company and Selex
               International, B.V., including
               therewith the Mortgage and Note
               entered into pursuant thereto.
               Incorporated herein by reference to
               Exhibit 4 to the Company's
               Quarterly Report on Form 10-Q for
               the quarter ended March 26, 1993.

 4(l)          Loan Agreement dated July 14, 1993
               between the Company and Selex
               International, B.V, including
               therewith the Mortgage and Note
               entered into pursuant thereto.
               Incorporated herein by reference to
               Exhibit 4 to the Registrant's
               Quarterly Report on Form 10-Q dated
               June 25, 1993.

  4(m)         First, Second, Third, Fourth and
               Fifth Amendments to Loan Agreement
               dated July 14, 1993 between the
               Registrant and Selex International,
               B.V.  Incorporated herein by
               reference to Exhibit 4 to the
               Registrant's Report on Form 8-K
               dated February 17, 1994.

10(a)          Employment Agreement dated June 15,
               1992 between the Company and Earle
               D. Cortright, Jr.++

10(b)          Employment Agreement dated November
               1, 1988 between the Company and
               Michelle R. Garbis.**

10(c)          Agreement dated June 15, 1992
               extending the Employment Agreement
               dated November 1, 1988, as amended,
               between the Company and Michelle R.
               Garbis.++

10(d)          Employment Agreement dated February
               28, 1992 between the Company and
               David M. Harden and amendment
               thereto dated June 15, 1992.++

10(e)          Employment Agreement dated June 15,
               1992 between the Company and Sharon
               J. Hummerhielm. ++

10(f)          Employment Agreement dated June 15,
               1992 between the Company and
               Charles W. Israel.++



                         (65)

                                                  SEQUENTIALLY
EXHIBIT                                            NUMBERED
NUMBER                   EXHIBITS                    PAGE
- -------                  --------                 ------------
10(g)          Letter Agreement dated October 26,
               1988 between the Company and
               Stephen J. Diamond. **

10(h)          1982 Employees' Incentive Stock
               Option Plan.  Incorporated herein
               by reference to Exhibit 4(g) to
               Company's Registration Statement
               on Form S-8, registration number
               2-78904.

10(i)          Annual Executive Bonus Plan adopted
               by the Company on November 13,
               1986.  Incorporated herein by
               reference to Exhibit 10(x) to the
               Company's Annual Report on Form
               10-K for the year ended December
               26, 1986.

10(j)          1987 Stock Incentive Plan adopted
               by the Company on November 13,
               1986, subject to the approval of
               the Company's stockholders.
               Incorporated herein by reference to
               Exhibit 10(y) to the Company's
               Annual Report on Form 10-K for the
               year ended December 26, 1986.

10(k)          Resolution of the Board of
               Directors of Company adopted
               February 25, 1987, amending the
               1982 Employees' Incentive Stock
               Option Plan.  Incorporated herein
               by reference to Exhibit 10(d) to
               the Company's Annual Report on Form
               10-K for the year ended December
               26, 1986.

10(l)          Amendment to Annual Executive Bonus
               Plan, as adopted by the Company on
               October 20, 1988.**

10(m)          Amendment to 1987 Stock Incentive
               Plan, as adopted by the Company on
               October 20, 1988.**

10(n)          Settlement Agreement, made and
               entered into by and between the
               National Audubon Society, Collier
               County Conservancy, Florida Audubon
               Society, Environmental Defense
               Fund, Florida Division of the Izaak
               Walton League, Department of
               Environmental Regulation of the
               State of Florida, the Board of
               Trustees of the Internal
               Improvement Trust Fund, the
               Department of Veteran and Community
               Affairs of the State of Florida,
               the South Florida Water Management
               District and Company dated July 20,
               1982, and Agreement of Exchange
               executed pursuant thereto, dated
               March 24, 1984.  Incorporated
               herein by reference to Exhibit
               10(c) to the Company's Quarterly
               Report on Form 10-Q for the quarter
               ended June 30, 1984.

10(o)          Agreement, retroactive to June 19,
               1992, amending the Employment
               Agreement dated June 15, 1992
               between the Company and Earle D.
               Cortright, Jr.  Incorporated herein
               by reference to Exhibit 10(o) to
               the Company's Annual Report on Form
               10-K for the year ended December
               31, 1993.

10(p)          Employment Agreement, effective
               July 15, 1992, between the Company
               and Joseph Mancilla, Jr.
               Incorporated herein by reference to
               Exhibit 10(p) to the Company's
               Annual Report on Form 10-K for the
               year ended December 31, 1993.

10(q)          Sale, Purchase, Repurchase and
               Servicing Agreement dated October
               7, 1988 between the Company and
               Morsemere Federal Savings Bank.**

10(r)          Agreement dated February 27, 1989
               between Company and Oxford Finance
               Companies, Inc.***

                         (66)


                                                  SEQUENTIALLY
EXHIBIT                                            NUMBERED
NUMBER                   EXHIBITS                    PAGE
- -------                  --------                 ------------
10(s)          Agreement dated February 7, 1990
               between Company and Oxford Finance
               Companies, Inc.****

10(t)          Promissory Note dated October 12,
               1990 from the Company to Empire of
               Carolina, Inc.+

10(u)          Settlement Agreement dated November
               6, 1989 between Company and Topeka
               Group Incorporated.  Incorporated
               herein by reference to Exhibit 10
               to the Company's Quarterly Report
               on Form 10-Q for the quarter ended
               September 29, 1989.

10(v)          Loan and Escrow Agreement dated
               June 15, 1992 between Company and
               Selex Sittard B.V., including
               therewith the Mortgage and Mortgage
               Note entered into pursuant
               thereto.++

10(w)          Agreement dated June 12, 1992
               between Company and The Oxford
               Finance Companies, Inc., including
               therewith the Collateral Trust
               Agreement entered into pursuant
               thereto.++

10(x)          The 1992 Deltona Consent Order,
               dated June 17, 1992, between
               Company and the State of Florida,
               Department of Business Regulation,
               Division of Florida Land Sales,
               Condominiums and Mobile Homes (the
               "Division"), including therewith
               the Escrow Agreement entered into
               pursuant thereto.++

10(y)          The St. Augustine Shores Restated
               Consent Order, dated June 17, 1992,
               between Company and the Division.++

10(z)          The Consent Order, dated June 15,
               1992, between Company and the
               Division pertaining to ad valorem
               taxes on real estate.++

10(aa)         Agreement of Purchase and Sale
               dated December 2, 1992 between the
               Company and Scafholding, B.V. +++

10(bb)         Citrus Springs Joint Venture
               Agreement dated December 2, 1992
               between the Company and Citony
               Development Corporation. +++

10(cc)         Agreement of Purchase and Sales
               dated December 2, 1992 between the
               Company, Margolf Investments, Inc.
               and Five Points Title Service Co.,
               Inc., as Escrow Agent. +++

10(dd)         Lease Agreement dated December 2,
               1992 between Margolf as Landlord
               and the Company as Tenant. +++

10(ee)         Loan Agreement dated December 2,
               1992 between Scafholding B.V. and
               the Company. +++

10(ff)         Employment Agreement, effective
               March 15, 1993, between the Company
               and Bruce M. Weiner.  Incorporated
               herein by reference to Exhibit
               10(ff) to the Company's Annual
               Report on Form 10-K for the year
               ended December 31, 1993.


                    (67)

                                                  SEQUENTIALLY
EXHIBIT                                            NUMBERED
NUMBER                   EXHIBITS                    PAGE
- -------                  --------                 ------------
10(gg)         Agreement dated March 10, 1993
               between the Company and Charles
               Lichtigman concerning the sale of
               contracts and mortgages receivable.
               Incorporated herein by reference to
               Exhibit 10 to the Company's
               Quarterly Report on Form 10-Q for
               the quarter ended March 26, 1993.

10(hh)         Agreement for Purchase and Sale of
               Land in St. Johns County, Florida
               dated March 8, 1994.  Incorporated
               herein by reference to Exhibit 10
               to the Registrant's Report on Form
               8-K dated February 17, 1994.

11             Statement of computation of net
               income (loss) per common share.

18             Letter dated March 22, 1991 from
               Deloitte & Touche regarding a
               change in the method of applying
               accounting principles or practices by Company.+

21             Subsidiaries of Company.

23             Consent of Deloitte & Touche.

27             Financial Data Schedule.

__________________________

     *         Incorporated by reference to such
               exhibit to Company's Annual Report on
               Form 10-K for the year ended December
               25, 1987.

     **        Incorporated by reference to such
               exhibit to Company's Quarterly Report on Form 10-Q for the quarter ended
               September 23, 1988.

     ***       Incorporated by reference to such
               exhibit to Company's Annual Report on
               Form 10-K for the year ended December
               30, 1988.

     ****      Incorporated by reference to such
               exhibit to Company's Annual Report on
               Form 10-K for the year ended December
               29, 1989.

     +         Incorporated by reference to such
               exhibit to Company's Annual Report on
               Form 10-K for the year ended December
               28, 1990.

     ++        Incorporated by reference to such
               exhibit to Company's Annual Report on
               Form 10-K for the year ended December
               27, 1991.

     +++       Incorporated by reference to such
               exhibit to Company's Report on Form 8-K
               dated December 2, 1992.

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